Exhibit 99.1

MATADOR RESOURCES COMPANY COMMENCES REGISTERED EXCHANGE OFFER FOR PREVIOUSLY ISSUED 6.875% SENIOR NOTES DUE 2023

DALLAS, September 17, 2015 - Matador Resources Company (NYSE: MTDR) (“Matador”) is offering to exchange $400 million of its outstanding 6.875% Senior Notes due 2023, which were privately placed on April 14, 2015, for a like principal amount of 6.875% Senior Notes due 2023 that have been registered under the Securities Act of 1933, as amended (the “Securities Act”). The exchange notes are being offered pursuant to a registration rights agreement previously entered into in connection with the issuance of the outstanding notes.

The terms of the exchange notes are substantially the same as the terms of the outstanding notes, except that the exchange notes have been registered under the Securities Act and the transfer restrictions, registration rights and provisions for additional interest relating to the outstanding notes do not apply to the exchange notes. Any outstanding original notes that are not exchanged will continue to be subject to the existing transfer restrictions.

The exchange offer will expire at 5:00 p.m., New York City time, on October 20, 2015, unless extended. Tenders of the original notes must be made before the exchange offer expires and may be withdrawn at any time before the exchange offer expires.

The terms of the exchange offer are set forth in a prospectus dated September 17, 2015. Documents related to the offer, including the prospectus and the associated letter of transmittal, have been filed with the Securities and Exchange Commission (the “SEC”), and may be obtained from the exchange agent, Wells Fargo Bank, National Association. Wells Fargo’s address, telephone number and facsimile number are as follows.

By Registered & Certified Mail:
Wells Fargo Bank, N.A.
Corporate Trust Operations
MAC N9303-121
P.O. Box 1517
Minneapolis, Minnesota 55480

Regular Mail or Courier:
Wells Fargo Bank, N.A.
Corporate Trust Operations
MAC N9303-121
6th & Marquette Avenue
Minneapolis, Minnesota 55479

In Person by Hand Only:
Wells Fargo Bank, N.A.
Corporate Trust Operations
Northstar East Building - 12th Floor
608 2nd Avenue South
Minneapolis, Minnesota 55402

Facsimile Transmission:

(877) 407-4679
Attn: Corporate Trust Operations
Confirm by Telephone:
800-344-5128

This press release shall not constitute an offer to exchange nor a solicitation of an offer to exchange the original notes. The exchange offer is being made only by the prospectus dated September 17, 2015, and only to such persons and in such jurisdictions as is permitted under applicable law.

About Matador Resources Company

Matador is an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources in the United States, with an emphasis on oil and natural gas shale and other unconventional plays. Its current operations are focused primarily on the Wolfcamp and Bone Spring plays in the Permian Basin in Southeast New Mexico and West Texas. Matador also operates in the oil and liquids-rich portion of the Eagle Ford shale play in South Texas and in the Haynesville shale and Cotton Valley plays in Northwest Louisiana and East Texas.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the following risks related to financial and operational performance: general economic conditions; the Company’s ability to execute its business plan, including whether its drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; its ability to replace reserves and efficiently develop current reserves; costs of operations; delays and other difficulties related to producing oil, natural gas and natural gas liquids; its ability to make acquisitions on economically acceptable terms; its ability to integrate acquisitions, including the HEYCO merger; availability of sufficient capital to execute its business plan, including from future cash flows, increases in its borrowing base and otherwise; weather and environmental conditions; and other important factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s filings with the SEC, including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contact Information

Mac Schmitz
Investor Relations
(972) 371-5225
mschmitz@matadorresources.com